SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 1996



              AMERICAN INDUSTRIAL PROPERTIES REIT
     (Exact name of registrant as specified in its charter)


       Texas                             1-9016             75-6335572
(State or Other Jurisdiction (Commission File Number)(I.R.S. Employer
   of   Incorporation)                                Identification Number)

6220 North Beltline, Suite 205, Irving,       75063
                 Texas                     (zip code)
    (Address of principal executive
                offices)

             (214) 550-6053
    (Registrant's telephone number,
          including area code)






Item 5.  Other Events

      Effective May 22, 1996, the Trust, Patapsco #1 Limited Partnership and Patapsco #2 Limited Partnership (two of the Trust's affiliates) entered into a Settlement Agreement to repay the Trust's 8.8% unsecured notes to The Manufacturers Life Insurance Company ("MLI") and The Manufacturers Life Insurance Company (U.S.A.) ("MLI-USA") at a substantial discount in connection with the settlement of the Trust's litigation with
MLI, MLI- USA, and Fidelity Management and Research Company, Fidelity Galileo Fund, L.P., Belmont Capital Partners II, L.P., Fidelity Puritan Trust and Fidelity Management Trust Co. (together, the "Fidelity Entities").

      Pursuant to the Settlement Agreement and related documents, the Trust has been granted the option to repay the approximately $45,239,000 principal amount due and owing on its outstanding notes for $36,800,000 (the "Option Price"). As a condition to entering the Settlement Agreement, the Trust paid $5,200,000 to MLI in satisfaction of $6,568,000 in outstanding accrued and unpaid interest (which included default rate interest of $1,095,000) through April 12, 1996, allowing the Trust to recognize an immediate gain of $1,368,000. The Trust further paid approximately $168,000 to MLI in satisfaction of accrued and unpaid interest through May 1, 1996.

     In order to achieve the discount on the principal balance of the notes, the Trust will be required to pay at least $25,000,000 to MLI and MLI-USA by November 23, 1996, to be applied pro rata to the outstanding principal balance of the notes and dollar-for-dollar to the Option Price. The Trust must pay the remaining amount of the Option Price during extended option periods ending on March 31, 1997 or June 30, 1997, subject to the payment of additional principal payments in the amount of $250,000 and
$150,000, respectively (which will be applied pro rata to the outstanding principal balance of the notes but not the Option
Price). Interest also continues to accrue at the non-default rate of 8.8% per annum (and at the default rate upon an event of default), and monthly interest payments beginning June 3, 1996 must be made in order to receive the discount. Although interest will accrue against the outstanding principal balance of the notes, the interest payments will be calculated against the balance of the Option Price; the portion of the accrued interest which is not satisfied by the required monthly payments will be deferred and due only upon an event of default and not payable if the Trust performs its obligations pursuant to the Settlement Agreement.

      The notes remain fully matured, due and payable, subject to a moratorium on any collection efforts by MLI and MLI-USA through November 23, 1996, with possible extensions through June 30, 1997 as described above, as long as the Trust remains current in its obligations under the Settlement Agreement. If the Trust is unable to perform under the Settlement Agreement, it will be required to pay the outstanding principal balance of the notes plus the 8.8% interest thereon, net of interest payments paid on the Option Price as described above. If the Trust successfully completes the discounted payment of the notes, this transaction will result in a total gain to the Trust of approximately
$9,807,000,  or  $1.08  per  share  (comprised  of  approximately
$8,439,000 of reduced principal payments and approximately $1,368,000 of accrued and unpaid interest).

      In addition, the Settlement Agreement provides that the notes will now be secured by liens on fourteen of the Trust's properties, including both phases of the Patapsco Industrial Center near Baltimore, Maryland; the Beltline Business Center, Gateway 5 and 6, the Northgate II project and the Meridian warehouse property located in or near Dallas, Texas; Plaza Southwest, Commerce Park and Westchase Park located in Houston, Texas; Huntington Drive Center located near Los Angeles, California; two of the industrial buildings comprising the
Northwest Business Park located near Milwaukee, Wisconsin; the Cahill property located near Minneapolis, Minnesota; and the Springbrook Business Park located near Seattle, Washington. The notes will be further secured by the Trust's interests in AIP Tamarac, Inc., AIP Northview, Inc., AIP Properties #1, L.P. and AIP Properties #2, L.P., the Trust's affiliates which own Tamarac Square in Denver, Colorado and Northview Distribution Center in Dallas, Texas. The Trust has agreed not to sell or encumber any of these properties (or the Trust's Burnsville property near Minneapolis, Minnesota or the third building of the Northwest Business Park which were already previously encumbered) or otherwise transfer its interests therein except in compliance with the Settlement Agreement, which requires application of certain proceeds to the Trust's obligations to MLI and MLI-USA.

      As provided in a Release Agreement executed concurrently with the Settlement Agreement, MLI and MLI-USA have released the Trust and its officers, trust managers, agents, affiliates and subsidiaries from any cause of action, with the exception that the Trust, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, AIP Properties #1, L.P. and AIP Properties #2, L.P. have not been released from any claims or damages relating to or arising from the notes, the Settlement Agreement or certain transfers of property by the Trust that may be deemed fraudulent to creditors under applicable law. The Trust agreed to release and indemnify MLI and MLI-USA and their respective officers, directors and agents from claims and damages. Additionally, mutual releases were given between the Trust, MLI and MLI-USA on the one hand and the Fidelity Entities on the other. Simultaneously with the execution of the Release Agreement, the Trust, MLI, MLI-USA and the Fidelity Entities executed an Agreed Motion to (i) Non-Suit Claims of MLI and MLI-USA Without Prejudice and (ii) Enter Taking Nothing Judgment as to Claims Asserted by the Trust and Counterclaims Asserted by the Fidelity Entities, and an Agreed Final Judgment, which dismisses the claims by the Trust and the Fidelity Entities, and non-suits the claims made by MLI and MLI-USA.

      The Settlement Agreement also requires that the Trust not pay distributions to shareholders until the Trust has paid the Option Price in full. For this reason, the Trust Managers have determined that it is in the best interests of the Trust and its shareholders to suspend distributions to shareholders until such time as the Option Price has been paid and the discount on the notes fully achieved. Any future distributions to shareholders will be evaluated by the Trust Managers based on the liquidity of the Trust, performance of the Trust's portfolio, cash flow of the Trust and other circumstances existing upon payment of the Option Price.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

           99.1 Settlement Agreement by and between American Industrial Properties REIT, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated as of May 22, 1996.

          99.2 Agreed Final Judgment.

          99.3 Agreed Motion to (i) Non-Suit Claims of the of The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) Without Prejudice and (ii) Enter Taking Nothing Judgment as to Claims Asserted by American Industrial Properties REIT and Counterclaims Asserted by the Fidelity Entities.

            99.4 Release Agreement by and between American Industrial Properties REIT, Patapsco #1 Limited Partnership, Patapsco #2 Limited Partnership, The Manufacturers Life Insurance Company, The Manufacturers Life Insurance Company (U.S.A.), Fidelity Management & Research Company, Fidelity Galileo Fund, L.P., Belmont Capital Partners, II, L.P., Fidelity Puritan Fund and Fidelity Management Trust Co.

           99.5 AIP Partnership Interest Pledge Agreement by and between American Industrial Properties REIT, The Manufacturers
Life  Insurance  Company  and  The Manufacturers  Life  Insurance
Company (U.S.A.)

           99.6  Stock  Pledge Agreement by and between  American
Industrial  Properties  REIT,  The Manufacturers  Life  Insurance
Company and The Manufacturers Life Insurance Company (U.S.A.).

          99.7 Partnership and Stock Financing Statement in favor of The Manufacturers Life Insurance Company and The Manufacturers
Life Insurance Company (U.S.A.).

           99.8 Option Agreement, dated May 22, 1996, between The
Manufacturers  Life  Insurance Company,  The  Manufacturers  Life
Insurance  Company  (U.S.A.) and American  Industrial  Properties
REIT.

           99.9  Sample  Deed of Trust, Assignment of  Rents  and
Security   Agreement  and  Fixture  Filing  in   favor   of   The
Manufacturers  Life Insurance Company and The Manufacturers  Life
Insurance Company (U.S.A.) filed in California.

          99.10     Sample Indemnity Deed of Trust, Assignment of
Rents  and Security Agreement in favor of The Manufacturers  Life
Insurance  Company  and The Manufacturers Life Insurance  Company
(U.S.A.) filed in Maryland.

           99.11      Sample Mortgage, Assignment  of  Rents  and
Security  Agreement in favor of The Manufacturers Life  Insurance
Company  and  The  Manufacturers Life Insurance Company  (U.S.A.)
filed in Minnesota.

          99.12     Sample Deed of Trust, Assignment of Rents and
Security  Agreement in favor of The Manufacturers Life  Insurance
Company  and  The  Manufacturers Life Insurance Company  (U.S.A.)
filed in Texas.

          99.13     Sample Deed of Trust, Assignment of Rents and
Security  Agreement in favor of The Manufacturers Life  Insurance
Company  and  The  Manufacturers Life Insurance Company  (U.S.A.)
filed in Washington.

           99.14      Sample Mortgage, Assignment  of  Rents  and
Security  Agreement in favor of The Manufacturers Life  Insurance
Company  and  The  Manufacturers Life Insurance Company  (U.S.A.)
filed in Wisconsin.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN INDUSTRIAL PROPERTIES REIT



                               /s/ Charles W. Wolcott
                              Charles W. Wolcott
                        President  and  Chief   Executive Officer
DATE:  June 4, 1996




D1995\17018-1
                       Index to Exhibits

                                                      Sequentially
Exhibit No   Description                              Numbered
                                                      Pages
  99.1    Settlement  Agreement  by  and   between
          American  Industrial  Properties   REIT,
          Patapsco    #1    Limited   Partnership,
          Patapsco  #2  Limited  Partnership,  The
          Manufacturers  Life  Insurance   Company
          and  The  Manufacturers  Life  Insurance
          Company  (U.S.A.) dated as  of  May  22,
          1996.
  99.2    Agreed Final Judgment.
  99.3    Agreed Motion to (i) Non-Suit Claims  of
          the  of The Manufacturers Life Insurance
          Company   and  The  Manufacturers   Life
          Insurance   Company   (U.S.A.)   Without
          Prejudice and (ii) Enter Taking  Nothing
          Judgment   as  to  Claims  Asserted   by
          American Industrial Properties REIT  and
          Counterclaims Asserted by  the  Fidelity
          Entities.
  99.4    Release   Agreement   by   and   between
          American  Industrial  Properties   REIT,
          Patapsco    #1    Limited   Partnership,
          Patapsco  #2  Limited  Partnership,  The
          Manufacturers  Life  Insurance  Company,
          The    Manufacturers   Life    Insurance
          Company (U.S.A.), Fidelity Management  &
          Research   Company,   Fidelity   Galileo
          Fund,  L.P.,  Belmont Capital  Partners,
          II,  L.P.,  Fidelity  Puritan  Fund  and
          Fidelity Management Trust Co.
  99.5    AIP    Partnership    Interest    Pledge
          Agreement   by   and  between   American
          Industrial    Properties    REIT,    The
          Manufacturers  Life  Insurance   Company
          and  The  Manufacturers  Life  Insurance
          Company (U.S.A.)
  99.6    Stock  Pledge Agreement by  and  between
          American  Industrial  Properties   REIT,
          The    Manufacturers   Life    Insurance
          Company   and  The  Manufacturers   Life
          Insurance Company (U.S.A.).
  99.7    Partnership    and    Stock    Financing
          Statement  in favor of The Manufacturers
          Life    Insurance   Company   and    The
          Manufacturers  Life  Insurance   Company
          (U.S.A.).
  99.8    Option  Agreement, dated May  22,  1996,
          between    The    Manufacturers     Life
          Insurance   Company,  The  Manufacturers
          Life  Insurance  Company  (U.S.A.)   and
          American Industrial Properties REIT.
  99.9    Sample  Deed  of  Trust,  Assignment  of
          Rents   and   Security   Agreement   and
          Fixture   Filing   in   favor   of   The
          Manufacturers  Life  Insurance   Company
          and  The  Manufacturers  Life  Insurance
          Company (U.S.A.) filed in California.
  99.10   Sample    Indemnity   Deed   of   Trust,
          Assignment   of   Rents   and   Security
          Agreement  in favor of The Manufacturers
          Life    Insurance   Company   and    The
          Manufacturers  Life  Insurance   Company
          (U.S.A.) filed in Maryland.
  99.11   Sample  Mortgage,  Assignment  of  Rents
          and  Security Agreement in favor of  The
          Manufacturers  Life  Insurance   Company
          and  The  Manufacturers  Life  Insurance
          Company (U.S.A.) filed in Minnesota.
  99.12   Sample  Deed  of  Trust,  Assignment  of
          Rents  and Security Agreement  in  favor
          of   The  Manufacturers  Life  Insurance
          Company   and  The  Manufacturers   Life
          Insurance  Company  (U.S.A.)  filed   in
          Texas.
  99.13   Sample  Deed  of  Trust,  Assignment  of
          Rents  and Security Agreement  in  favor
          of   The  Manufacturers  Life  Insurance
          Company   and  The  Manufacturers   Life
          Insurance  Company  (U.S.A.)  filed   in
          Washington.
  99.14   Sample  Mortgage,  Assignment  of  Rents
          and  Security Agreement in favor of  The
          Manufacturers  Life  Insurance   Company
          and  The  Manufacturers  Life  Insurance
          Company (U.S.A.) filed in Wisconsin.